UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event     October 18, 2000 (October 16, 2000)
reported)                               ---------------------------------------

                              DT INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


             DELAWARE                    0-23400              44-0537828
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   (State or other jurisdiction        (Commission           (IRS Employer
        of incorporation)             File Number)        Identification No.)


1949 East Sunshine, Suite 2-300, Springfield, Missouri           65804
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       (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including               (417) 890-0102
area code                                    -----------------------------------



                                 Not applicable
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         (Former name or former address, if changed since last report)



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Item 5.  Other Events.

      On October 16, 2000, the Company issued a press release announcing, among other things, the restatement of its financial data for fiscal years 1997, 1998 and 1999 as well as the first three quarters of fiscal 2000 as a result of accounting irregularities at its Kalish and Sencorp subsidiaries, the filing of the Company's Annual Report on Form 10-K for fiscal 2000, the Company's fourth quarter and fiscal 2000 year-end results, and the amendment of its credit facility. A copy of the press release announcing these events is attached as
Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)   EXHIBITS.  The following exhibits are filed herewith:

         99.1  Press Release dated October 16, 2000.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      Date:  October 18, 2000
                                          DT INDUSTRIES, INC.


                                          By: /s/ Wayne W. Schultz
                                              --------------------------------
                                              Wayne W. Schultz
                                              Senior Vice President -- Finance